UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TTNP	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on December 30, 2021. On November 1, 2021, the record date for the Annual Meeting, there were 9,864,158 shares of Titan common stock entitled to be voted at the Annual Meeting. At the meeting, 42.68% of such shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Titan’s stockholders at the Annual Meeting are as follows:

1.	Election of Directors

Stockholders elected all of the seven nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	FOR	WITHHELD
Joseph A. Akers	1,418,748	251,956
Katherine Beebe DeVarney	1,420,212	250,492
M. David MacFarlane	1,424,629	246,075
James McNab, Jr.	1,415,708	254,996
Marc Rubin	1,425,506	245,198

2.	Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the reappointment of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,827,382	176,572	206,212

3.	Advisory Vote on Executive Compensation

Stockholders approved the compensation of the Company’s named executive officers for the year ended December 31, 2018 as disclosed in the proxy statement. The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,141,408	417,492	111,804

4.	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

Stockholders approved the holding of an advisory vote on executive compensation every two year. The voting results were as follows:

Every one year	Every two years	Every three years
623,815	1,226,546	404,563

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2021	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Kate Beebe DeVarney, Ph.D
Name: Kate Beebe DeVarney, Ph.D.
Title: President and Chief Operating Officer